UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2007

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 SW Market, Suite 1800

Portland, Oregon 97201

(503) 946-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR

On November 13, 2007, the Board of Directors of Northwest Pipe Company (the “Company”) approved amendments to Article VI of the Company’s Second Amended and Restated Bylaws to permit the issuance of the Company’s stock in uncertificated form in accordance with NASDAQ Marketplace Rule 4350(1), which requires that securities listed on the NASDAQ Stock Market be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on or after January 1, 2008. The foregoing description of the amendment to the Bylaws is qualified in its entirety by the actual terms of the First Amendment to Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1	First Amendment to Second Amended and Restated Bylaws of Northwest Pipe Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 19, 2007.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Brian W. Dunham
Brian W. Dunham, President